Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Industrials Portfolio

November 30, 2020

CYC-QTLY-0121
1.810678.116

Schedule of Investments November 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Aerospace & Defense - 12.5%
Aerospace & Defense - 12.5%
HEICO Corp. Class A	179,598	$19,890,479
Teledyne Technologies, Inc. (a)	15,500	5,858,070
The Boeing Co.	16,700	3,518,857
TransDigm Group, Inc.	71,237	41,259,758
		70,527,164
Air Freight & Logistics - 6.5%
Air Freight & Logistics - 6.5%
Air Transport Services Group, Inc. (a)	103,600	3,184,664
XPO Logistics, Inc. (a)	313,525	33,446,847
		36,631,511
Building Products - 4.8%
Building Products - 4.8%
Carrier Global Corp.	178,000	6,776,460
Johnson Controls International PLC	159,700	7,352,588
Trane Technologies PLC	83,765	12,249,794
Trex Co., Inc. (a)	6,800	508,776
		26,887,618
Commercial Services & Supplies - 2.1%
Diversified Support Services - 2.1%
Copart, Inc. (a)	104,000	12,006,800
Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
AECOM (a)	23,700	1,229,793
Electrical Equipment - 15.3%
Electrical Components & Equipment - 15.3%
AMETEK, Inc.	372,820	44,190,355
Regal Beloit Corp.	162,251	19,314,359
Rockwell Automation, Inc.	20,900	5,341,204
Vertiv Holdings Co.	913,100	17,084,101
		85,930,019
Industrial Conglomerates - 16.3%
Industrial Conglomerates - 16.3%
General Electric Co.	1,198,200	12,197,676
Honeywell International, Inc.	116,198	23,695,096
Roper Technologies, Inc.	131,268	56,051,435
		91,944,207
Machinery - 18.2%
Industrial Machinery - 18.2%
Colfax Corp. (a)	732,623	26,433,038
Fortive Corp.	314,900	22,083,937
Illinois Tool Works, Inc.	7,000	1,477,630
Ingersoll Rand, Inc. (a)	93,200	4,125,964
ITT, Inc.	7,145	518,941
Otis Worldwide Corp.	48,600	3,253,284
Parker Hannifin Corp.	95,400	25,496,604
RBC Bearings, Inc. (a)	27,000	4,558,680
Woodward, Inc.	129,800	14,515,534
		102,463,612
Professional Services - 7.3%
Human Resource & Employment Services - 4.3%
TriNet Group, Inc. (a)	321,681	24,126,075
Research & Consulting Services - 3.0%
CoStar Group, Inc. (a)	18,500	16,845,545

TOTAL PROFESSIONAL SERVICES		40,971,620

Road & Rail - 13.8%
Railroads - 8.4%
CSX Corp.	169,005	15,218,900
Kansas City Southern	38,366	7,142,598
Norfolk Southern Corp.	42,109	9,980,675
Union Pacific Corp.	73,221	14,942,942
		47,285,115
Trucking - 5.4%
Old Dominion Freight Lines, Inc.	91,711	18,650,349
Saia, Inc. (a)	27,000	4,712,580
Uber Technologies, Inc. (a)	148,000	7,349,680
		30,712,609

TOTAL ROAD & RAIL		77,997,724

Trading Companies & Distributors - 2.9%
Trading Companies & Distributors - 2.9%
Fastenal Co.	110,500	5,464,225
United Rentals, Inc. (a)	48,400	10,985,832
		16,450,057
TOTAL COMMON STOCKS
(Cost $422,317,920)		563,040,125

Money Market Funds - 0.1%
Fidelity Cash Central Fund 0.09% (b)
(Cost $632,951)	632,824	632,951
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $422,950,871)		563,673,076
NET OTHER ASSETS (LIABILITIES) - 0.0%		141,715
NET ASSETS - 100%		$563,814,791

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,922
Fidelity Securities Lending Cash Central Fund	11,103
Total	$13,025

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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